SUPPLEMENT TO THE PROSPECTUS

Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.

The following information replaces the fourth paragraph in the disclosure regarding the investment strategies of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. in the section entitled "The Investment Principles of the Funds--Investment Goals, Principal Strategies and Other Investments:"

The Fund will, under normal market conditions, invest at least 80% of its net assets in equity securities, primarily common stocks and securities convertible into common stocks. The Fund emphasizes growth stocks; however, it may also invest in value stocks. As well, the Fund may invest in preferred stocks and debt securities that are mostly of investment grade. The Fund may also invest up to 25% of its total assets in foreign securities.

To be attached to the cover page of the Prospectus of:

Waddell & Reed Advisors Funds
Equity, Growth & Income and Asset Allocation Funds
Dated October 29, 2001

This Supplement is dated July 31, 2002.

NUS1300C

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.

The following information replaces paragraph (1) of the non-fundamental, or operating investment restrictions disclosure in the section entitled "Investment Restrictions and Limitations."

(1) At least 80% of the Fund's net assets will be
    invested during normal market conditions in
    equity securities.

To be attached to the cover page of the Statement of Additional Information dated October 29, 2001 of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.

This Supplement is dated July 31, 2002.